UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 29, 2011

CHATHAM LODGING TRUST
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-34693	27-1200777
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

50 Cocoanut Row, Suite 216, Palm Beach, Florida		33480
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(561) 802-4477

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On June 29, 2011, Chatham Lodging Trust (the "Company") issued a press release announcing that the US Bankruptcy Court had approved the Plan of Reorganization of Innkeepers USA Trust and its affiliates. The Company is acquiring five hotels direct from Innkeepers USA Trust and is parthering in a joint venture with affiliates of Cerberus Capital Managment, L.P. to acquire 64 hotels from Innkeepers USA Trust.

The press release is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

Press Release of the Company, dated June 29, 2011, furnished under Item 7.01, announcing that the US Bankruptcy Court had approved the Plan of Reorganization of Innkeepers USA Trust.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHATHAM LODGING TRUST

June 30, 2011	By:	Dennis M. Craven

Name: Dennis M. Craven
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 29, 2011